================================================================================



                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 29, 1998




                         Crestline Capital Corporation
              (Exact Name of Registrant as Specified in Charter)



          Maryland                      1-14635                 52-2039044
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                     Indemnification no.)


           10400 Fernwood Road
            Bethesda, Maryland                               20817
     (Address of Principal Executive Offices)             (Zip Code)






      Registrant's telephone number, including area code: (301) 380-9000



                          Exhibit index is on page 2.

================================================================================

Item 5.    Other Events.

           At 9:00 a.m. (EST) on December 29, 1998, the previously announced spin-off by Host Marriott Corporation ("Host Marriott"), a Delaware corporation, of Crestline Capital Corporation ("Crestline" NYSE: CLJ), a former subsidiary, was completed. Each Host Marriott stockholder of record as of 5:00 p.m. (EST) on December 28, 1998 received one Crestline share for every ten shares of Host Marriott stock owned (subject to the payment of cash in lieu of fractional shares). Crestline owns one of the premier portfolios of senior living communities and will lease virtually all of Host Marriott's hotels. The spin-off was consummated pursuant to the terms of a Distribution Agreement dated as of December 28, 1998 by and among Host Marriott, Host Marriott L.P., Crestline, Fernwood Hotel Assets, Inc. and Rockledge Hotel Properties, Inc., a copy of which is filed as an exhibit hereto and the terms of which are incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and  Exhibits.

           (a)     Financial statements of business acquired.

                   Not applicable.

           (b)     Pro forma financial information.

           Introduction to Unaudited Pro Forma Financial Statements of Crestline Pro Forma Balance Sheet as of September 11, 1998
           Pro Forma Statement of Operations for the First Three Quarters 1998 Pro Forma Statement of Operations for Fiscal Year 1997


           (c)      Exhibits.

                    99.1 Distribution Agreement dated as of December 28, 1998 by and among Host Marriott Corporation, Host Marriott, L.P., Crestline Capital Corporation, Fernwood Hotel Assets, Inc. and Rockledge Hotel Properties, Inc.

                    99.2 Noncompetition Agreement dated as of December 28, 1998 by and among Host Marriott Corporation, Host Marriott, L.P., Crestline Capital Corporation, Fernwood Hotel Assets, Inc. and Rockledge Hotel Properties, Inc.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CRESTLINE CAPITAL
                                     CORPORATION


                                     By:  /s/ Larry K. Harvey
                                        ---------------------------------------
Date:  December 29, 1998             Name:  Larry K. Harvey
                                     Title: Senior Vice President, Chief
                                            Accounting Officer and Controller

                        PRO FORMA FINANCIAL INFORMATION


                                                                       Page No.
                                                                       --------

Introduction to Unaudited Pro Forma Financial
   Statements of Crestline...............................................   5
Pro Forma Balance Sheet as of September 11, 1998.........................   7
Pro Forma Statement of Operations for the First Three
     Quarters 1998.......................................................   8
Pro Forma Statement of Operations for Fiscal Year 1997...................   9

                  PRO FORMA FINANCIAL STATEMENTS OF CRESTLINE

  The REIT Conversion involves a complex series of transactions not all of which necessarily have to occur in order for the REIT Conversion to be consummated. The consent of a number of lenders and several outside partners in certain key Partnerships are required in order for certain hotel properties owned by Host to be leased to the Company, and there can be no assurance that all such consents will be obtained. Accordingly, the number of hotel properties that will be leased by Crestline may vary, perhaps substantially.

  The unaudited pro forma condensed consolidated statements of operations of Crestline reflect the following transactions for the First Three Quarters 1998 and for the fiscal year ended January 2, 1998, as if such transactions had been completed at the beginning of each of the periods:

  . 1997 acquisition of Forum Group, Inc. (the "Forum Acquisition") and one additional senior living community

  . 1998 retirement of $26 million of debt through a capital contribution from Host Marriott

  . 1998 repayment and forgiveness of $92 million of unsecured debt and $14.8 million intercompany note treated as a capital contribution by Host

  . 1998 acquisition of one senior living community

  . 1998 acquisition of minority interests in certain consolidated subsidiaries of Crestline through contributions from Host Marriott

  . 1998 spin off of Crestline by Host Marriott and the concurrent lease or sublease of hotels from Host REIT

  . 1998 adoption of EITF 97-2 to reflect the change in presentation to present property-level sales and operating expenses

  . Acquisition from Host of a 5% interest in a joint venture which holds an approximate $130 million mortgage note from a consolidated subsidiary of Host in connection with the REIT Conversion

  . Adjustment to corporate expenses as if Crestline were operated on a stand-alone basis, partially offset by the asset management fee to be charged to Host REIT.

  The adjustments to the unaudited pro forma balance sheet of Crestline reflect the lease and sublease of substantially all of Host Marriott's owned or leased hotels and certain other transactions as described herein in conjunction with the REIT Conversion.

  In 1998, Crestline acquired one senior living community for $21 million. Also, during 1998, Host Marriott prepaid approximately $26 million of Crestline's mortgage debt and repaid $92 million of unsecured debt to Marriott International. The prepayment was recorded as a capital contribution to Crestline and the $92 million was repaid in exchange for a $92 million note due to Host Marriott with similar terms. The $92 million note and an additional $14.8 million intercompany note were forgiven by Host and treated as a capital contribution in the First Three Quarters 1998.

  In 1997, Host Marriott Corporation acquired 29 senior living communities from Marriott International and concurrently contributed all of the assets and liabilities obtained in the Forum Acquisition to Crestline. In addition, during 1997, Crestline acquired 49% of the remaining 50% interest in Leisure Park Venture Limited Partnership which owns a 418-unit retirement community in New Jersey for approximately $23 million, including the assumption of approximately $15 million in debt. Crestline currently owns 99% of the partnership.

  The unaudited pro forma financial statements present the financial position and the results of operations of Crestline as if the transactions described above were completed. These presentations do not purport to represent what Crestline's results of operations would actually have been if the transactions described above had in fact occurred on such date or at the beginning of such period or to project Crestline's results of operations for any future date or period.

  The unaudited pro forma financial statements are based upon certain assumptions, as set forth in the notes to the unaudited pro forma financial statements, that Crestline believes are reasonable under the circumstances and should be read in conjunction with the Consolidated Financial Statements and Notes thereto for HMC Senior Communities, Inc included in the Proxy Statement of Host Marriott and the Prospectus of Crestline.

                         CRESTLINE CAPITAL CORPORATION

                       UNAUDITED PRO FORMA BALANCE SHEET

                            AS OF SEPTEMBER 11, 1998
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                         PRO FORMA
                                             HISTORICAL ADJUSTMENTS    PRO FORMA
                                             ---------- -----------    ---------
                   ASSETS
Property and equipment, net.................  $649,528   $    --       $649,528
Amounts due from Marriott International.....     4,097        --          4,097
Other assets................................    14,290     85,000(A)    105,772
                                                            6,482(B)
Cash and cash equivalents...................    26,504     15,000(B)     35,022
                                                           (6,482)(B)
                                              --------   --------      --------
  Total assets..............................  $694,419   $100,000      $794,419
                                              ========   ========      ========
    LIABILITIES AND STOCKHOLDER'S EQUITY
Debt........................................  $213,034   $    --       $213,034
Deferred income taxes.......................    61,376        --         61,376
Due to Host Marriott Corporation, net.......    12,989     85,000(A)     97,989
Accounts payable and other accrued
 liabilities................................    13,639        --         13,639
Deferred revenue............................     1,310        --          1,310
                                              --------   --------      --------
  Total liabilities.........................   302,348     85,000       387,348
                                              --------   --------      --------
Stockholder's equity
Common stock, 100 shares authorized, issued
 and outstanding (on a pro forma basis 75
 million shares of common stock authorized;
 21.8 million issued and outstanding)(/1/)
 ...........................................       --         --            --
Additional paid-in capital..................   386,627     15,000(B)    401,627
Retained earnings...........................     5,444        --          5,444
                                              --------   --------      --------
  Total stockholder's equity................   392,071     15,000       407,071
                                              --------   --------      --------
  Total liabilities and stockholder's
   equity...................................  $694,419   $100,000      $794,419
                                              ========   ========      ========


             See Notes to Unaudited Pro Forma Financial Statements.

                         CRESTLINE CAPITAL CORPORATION

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                           FIRST THREE QUARTERS 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            D            E           F         G           H
                                           DEBT
                                       REFINANCING/  COMMUNITY   CORPORATE   HOTEL    ADOPTION OF
                          HISTORICAL    REPAYMENTS  ACQUISITIONS EXPENSES   LEASES     EITF 97-2   PRO FORMA
                          ----------   ------------ ------------ --------- ---------  -----------  ----------
REVENUES
Hotels
 Rooms..................   $    --       $   --        $ --       $   --   $     --   $1,785,698   $1,785,698
 Food and beverage......        --           --          --           --         --      834,913      834,913
 Other..................        --           --          --           --         --      157,640      157,640
 House profit...........        --           --          --           --   1,087,328  (1,087,328)         --
                           --------      -------       -----      -------  ---------  ----------   ----------
 Total hotels...........        --           --          --           --   1,087,328   1,690,923    2,778,251
                           --------      -------       -----      -------  ---------  ----------   ----------
Senior living
 communities
 Routine................     54,872          --           84          --         --       94,792      149,748
 Ancillary..............      2,928          --            1          --         --       13,483       16,412
                           --------      -------       -----      -------  ---------  ----------   ----------
 Total senior living
  communities...........     57,800          --           85          --         --      108,275      166,160
                           --------      -------       -----      -------  ---------  ----------   ----------
 Total revenues.........     57,800          --           85          --   1,087,328   1,799,198    2,944,411
                           --------      -------       -----      -------  ---------  ----------   ----------
OPERATING COSTS AND
 EXPENSES
Hotels
 Property-level costs
  and expenses
 Rooms..................        --           --          --           --         --      725,311      725,311
 Food and beverage......        --           --          --           --         --      725,064      725,064
 Other department costs
  and deductions........        --           --          --           --         --      240,548      240,548
 Management fees and
  other.................        --           --          --           --     195,397         --       195,397
 Lease expense..........        --           --          --           --     861,400         --       861,400
                           --------      -------       -----      -------  ---------  ----------   ----------
  Total hotels..........        --           --          --           --   1,056,797   1,690,923    2,747,720
                           --------      -------       -----      -------  ---------  ----------   ----------
Senior living
 communities
 Property-level costs
  and expenses
 Routine................        --           --          --           --         --       94,792       94,792
 Ancillary..............        --           --          --           --         --       13,483       13,483
 Other operating costs
  and expenses..........     29,803          --           49          --         --          --        29,852
                           --------      -------       -----      -------  ---------  ----------   ----------
  Total senior living
   communities..........     29,803          --           49          --         --      108,275      138,127
                           --------      -------       -----      -------  ---------  ----------   ----------
  Total operating costs
   and expenses.........     29,803          --           49          --   1,056,797   1,799,198    2,885,847
                           --------      -------       -----      -------  ---------  ----------   ----------
Operating profit .......     27,997          --           36          --      30,531         --        58,564
Corporate expenses......     (2,937)         --          --        (9,938)       --          --       (12,875)
Interest expense........    (17,560)       4,789         --           --      (3,531)        --       (16,302)
Interest and dividend
 income.................      1,120          --            6          --         392         --         1,518
                           --------      -------       -----      -------  ---------  ----------   ----------
Income (loss) before
 income taxes...........      8,620        4,789          42       (9,938)    27,392         --        30,905
Benefit (provision) for
 income taxes...........     (3,534)      (1,963)        (18)       4,075    (11,231)        --       (12,671)
                           --------      -------       -----      -------  ---------  ----------   ----------
Income (loss) before
 extraordinary item.....   $  5,086      $ 2,826       $  24      $(5,863) $  16,161  $      --    $   18,234
                           ========      =======       =====      =======  =========  ==========   ==========
Pro forma earnings per
 share..................   $    .23(1)                                                             $      .84(2)
                           ========                                                                ==========

             See Notes to Unaudited Pro Forma Financial Statements.

                         CRESTLINE CAPITAL CORPORATION

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                       FISCAL YEAR ENDED JANUARY 2, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                          C           D            E           F         G            H
                                                     DEBT
                                        FORUM    REFINANCING/  COMMUNITY   CORPORATE   HOTEL     ADOPTION OF     PRO
                        HISTORICAL   ACQUISITION  REPAYMENT   ACQUISITIONS EXPENSES    LEASES     EITF 97-2     FORMA
                        ----------   ----------- ------------ ------------ --------- ----------  -----------  ----------
REVENUES
Hotels
 Room.................   $    --       $   --      $   --       $   --      $   --   $      --   $ 2,373,968  $2,373,968
 Food and beverage....        --           --          --           --          --          --     1,115,307   1,115,307
 Other................        --           --          --           --          --          --       240,329     240,329
 House profit.........        --           --          --           --          --    1,425,789   (1,425,789)        --
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
  Total hotels........        --           --          --           --          --    1,425,789    2,303,815   3,729,604
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
Senior living
 communities..........
 Routine..............     35,473       30,859         --         7,031         --          --       127,135     200,498
 Ancillary............      1,427        1,983         --           188         --          --        18,693      22,291
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
  Total senior living
   communities........     36,900       32,842         --         7,219         --          --       145,828     222,789
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
  Total revenues......     36,900       32,842         --         7,219         --    1,425,789    2,449,643   3,952,393
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
OPERATING COSTS AND EXPENSES
Hotels
 Property-level costs and expenses
 Rooms................        --           --          --           --          --          --       985,891     985,891
 Food and beverage....        --           --          --           --          --          --       989,552     989,552
 Other department
  costs and
  deductions..........        --           --          --           --          --          --       328,372     328,372
 Management fees
  and other...........        --           --          --           --          --      255,389          --      255,389
 Lease expense........        --           --          --           --          --    1,130,700          --    1,130,700
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
  Total hotels........        --           --          --           --          --    1,386,089    2,303,815   3,689,904
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
Senior living communi-
 ties
 Property-level costs and expenses
 Routine..............        --           --          --           --          --          --       127,135     127,135
 Ancillary............        --           --          --           --          --          --        18,693      18,693
 Other operating costs
  and expenses........     20,929       17,977         --         4,733         --          --           --       43,639
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
  Total senior living
   communities........     20,929       17,977         --         4,733         --          --       145,828     189,467
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
  Total operating
   costs and
   expenses...........     20,929       17,977         --         4,733         --    1,386,089    2,449,643   3,879,371
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
Operating profit .....     15,971       14,865         --         2,486         --       39,700          --       73,022
Corporate expenses....     (2,304)      (5,115)        --           745      (9,826)        --           --      (16,500)
Interest expense......    (13,396)      (9,630)      7,312       (2,118)        --       (5,100)         --      (22,932)
Interest and
 dividend income......        336          598         --           --          --          567          --        1,501
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
Income (loss) before
 income taxes.........        607          718       7,312        1,113      (9,826)     35,167          --       35,091
Benefit (provision)
 for income taxes.....       (249)        (294)     (2,998)        (456)      4,029     (14,419)         --      (14,387)
                         --------      -------     -------      -------     -------  ----------  -----------  ----------
Income (loss) before
 extraordinary item...   $    358      $   424     $ 4,314      $   657     $(5,797) $   20,748  $       --   $   20,704
                         ========      =======     =======      =======     =======  ==========  ===========  ==========
Pro forma earnings
 per share............   $    .02(1)                                                                          $      .95(2)
                         ========                                                                             ==========

             See Notes to Unaudited Pro Forma Financial Statements.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

  A. Represents the adjustment to increase working capital and record a loan payable to Host of $85 million to record the transfer of hotel working capital to the Company related to the leasing of Host's hotels.

  B. Represents the following transactions in connection with the
Distribution:

    . Host's contribution of $15 million in incremental cash to the Company. . Acquisition from Host of a 5% limited partner interest in a joint venture with Host that owns an approximate $130 million note receivable from a consolidated subsidiary of Host.


  C. Represents the adjustment to reflect the historical revenues, operating expenses, corporate expenses, interest expense and interest income for the Forum Acquisition as if such acquisition occurred at the beginning of 1997 (actual acquisition date was June 21, 1997).

  D. Represents the adjustment to eliminate interest expense on $133 million of debt repaid during 1998 by Host on behalf of the Company and treated as a capital contribution by Host.

  E. Represents the adjustment to record the historical revenues, operating expenses, corporate expenses and interest income related to the acquisition of one senior living community in 1998 and the acquisition of one senior living community in 1997. The adjustment also includes the elimination of $745,000 of minority interest expense included in corporate expenses related to the purchase of minority interests in certain consolidated subsidiaries of the Company in 1997.

  F. Represents the adjustment to record additional corporate expenses anticipated to be incurred when the Company is operated on a stand-alone basis subsequent to the Distribution, net of the asset management contract of $4.5 million per annum. The adjustment includes the following (in thousands):

                                                        FIRST THREE  FISCAL YEAR
                                                       QUARTERS 1998    1997
                                                       ------------- -----------
Payroll costs.........................................    $ 8,102      $ 8,894
Rent and insurance....................................      1,185        1,207
Other general and administrative costs................      3,766        4,225
                                                          -------      -------
                                                           13,053       14,326
Less: asset management fee............................     (3,115)      (4,500)
                                                          -------      -------
  Net corporate expense adjustment....................    $ 9,938      $ 9,826
                                                          =======      =======

  G. Represents the adjustment to record the historical hotel revenues and hotel expenses and pro forma lease expense associated with the leasing of certain hotel properties from Host, interest expense on the $85 million working capital loan at 6%, and dividend income from the 5% investment in the joint venture with Host that owns a $130 million note receivable from a consolidated subsidiary of Host.

  Rental revenues under the leases are based on the greater of Percentage Rent or Minimum Rent. Total rent in the pro forma statement of operations is calculated based on the historical gross sales of the property and the negotiated rental rates and thresholds by property as if the leases were entered into on the first day of fiscal year 1997. There are generally three sales categories utilized in the rent calculation: rooms, food and beverage and other. For rooms and food and beverage, there are three tiers of rent with two thresholds, while the other category generally has two tiers of rent and one threshold. The percentage rent thresholds are increased annually on the first day of each year after the initial lease year based on a blended increase of the Consumer Price Index ("CPI") and a wage and benefit index. For purposes of the pro formas, 1997 is the assumed initial lease year and the blended increase applied to the thresholds at January 3, 1998 is assumed to be 3%. Minimum rent is expressed as a fixed dollar amount that increases annually on the first day of each year after the initial lease year at 50% of the CPI increase. Accordingly, the 1998 rent thresholds and minimum rent included in the pro formas were adjusted as of January 3, 1998 for the 1997 increases in the indices. Rental revenues are recognized only for leases to be executed with Host REIT at or prior to completion of the Distribution. The execution of the leases is dependent upon the consummation of the Distribution, and to certain contingencies that are outside the control of the Company, including consent of shareholders, lenders, debt holders, partners and ground lessors of Host. The Company believes that negotiations with third parties to complete the Distribution will not result in any material change to the leases. The table below details gross sales, minimum rent and total rent for all full-service properties to be leased and summarized amounts for the limited-service properties to be subleased:

                                                                FIRST THREE
                                         FISCAL YEAR 1997      QUARTERS 1998
                                        ------------------- -------------------
                                        GROSS MINIMUM TOTAL GROSS MINIMUM TOTAL
PROPERTY                                SALES  RENT   RENT  SALES  RENT   RENT
--------                                ----- ------- ----- ----- ------- -----
                                                     (IN MILLIONS)
Grand Hotel Resort and Golf Club....... $23.4  $2.8   $4.2  $18.0  $2.0   $3.7
Scottsdale Suites......................  11.9   3.0    5.0    8.2   2.1    3.4
The Ritz-Carlton, Phoenix..............  23.3   4.6    7.2   17.3   3.2    5.5
Coronado Island Resort.................  22.0   2.1    2.1   16.2   1.5    3.6
Costa Mesa Suites......................   9.7   1.9    3.3    7.2   1.3    2.3
Desert Springs Resort and Spa.......... 103.3  21.3   30.3   80.3  15.0   22.6
Manhattan Beach........................  16.3   2.4    4.8   12.2   1.7    3.6
Marina Beach ..........................  21.1   4.6    7.1   16.9   3.2    6.2
Newport Beach..........................  33.5   5.5    8.7   24.0   3.9    6.8
Newport Beach Suites...................  11.0   2.6    4.1    8.0   1.8    3.0
Ontario Airport........................  12.1   1.8    3.4    8.3   1.3    2.2
San Diego Marriott Hotel and Marina.... 103.3  38.0   39.6   78.6  26.7   31.1
San Francisco Airport..................  43.8   8.2   13.2   32.2   5.8    9.5
San Francisco Fisherman's Wharf........  17.8   4.0    6.4   12.1   2.8    4.3
San Francisco Moscone Center........... 120.2  20.7   37.9   90.5  14.6   28.5
San Ramon..............................  19.7   4.4    5.1   14.4   3.1    4.0
Santa Clara............................  47.3   7.8   16.5   37.2   5.5   13.5
The Ritz-Carlton, Marina del Rey.......  32.4   5.5   10.8   23.4   3.9    7.9
The Ritz-Carlton, San Francisco........  50.1   9.6   14.7   34.2   6.7   10.3
Torrance...............................  20.5   2.3    3.5   15.0   1.6    5.1
Denver Southeast.......................  21.5   3.0    6.2   14.9   2.1    4.1
Denver Tech Center.....................  26.8   5.1    8.3   20.1   3.6    6.0
Denver West............................  13.7   1.8    4.0    9.6   1.2    2.7
Marriott's Mountain Resort at Vail.....  17.6   3.0    5.1   14.1   2.1    4.5
Hartford/Farmington....................  18.4   3.5    4.7   13.4   2.4    3.5
Hartford/Rocky Hill....................  11.6   1.5    2.7    8.5   1.1    2.0
Fort Lauderdale Marina.................  28.5   4.3    7.9   20.4   3.0    5.7
Jacksonville...........................  11.8   1.8    3.6    8.0   1.2    2.4
Miami Airport..........................  29.7   3.9    8.4   21.6   2.8    6.1
Orlando World Center................... 128.2  23.5   39.6   98.7  16.5   30.4
Palm Beach Gardens.....................  11.8   1.9    3.7    8.5   1.4    3.0
Singer Island (Holiday Inn)............   6.6   1.4    2.5    5.2   1.0    2.1
Tampa Airport..........................  17.1   1.6    3.5   13.1   1.1    2.7
Tampa Westshore........................  15.0   1.8    3.6   10.8   1.3    2.6
The Ritz-Carlton, Naples...............  66.4  18.1   23.3   53.1  12.7   18.0
Atlanta Marriott Marquis...............  85.4  21.3   33.3   58.6  15.0   25.6
Atlanta Midtown Suites.................  10.5   1.8    3.5    7.8   1.3    2.6
Atlanta Norcross.......................   7.6   1.0    1.7    5.6   0.7    1.2
Atlanta Northwest......................  14.9   2.7    4.3   11.3   1.9    3.3
Atlanta Perimeter......................  16.6   2.5    4.5   12.6   1.7    3.5
JW Marriott Hotel at Lenox.............  24.8   3.7    6.8   17.7   2.6    5.0
The Ritz-Carlton, Atlanta..............  30.2   5.8    8.8   21.7   4.1    6.8

                                                         FIRST THREE QUARTERS
                                  FISCAL YEAR 1997               1998
                              ------------------------- -----------------------
                               GROSS   MINIMUM  TOTAL    GROSS   MINIMUM TOTAL
PROPERTY                       SALES    RENT     RENT    SALES    RENT    RENT
--------                      -------- ------- -------- -------- ------- ------
                                                (IN MILLIONS)
The Ritz-Carlton, Buckhead..  $   49.3 $ 13.1  $   16.3 $   35.8 $  9.2  $ 11.7
Chicago/Deerfield Suites....      10.2    1.8       3.1      7.4    1.3     2.3
Chicago/Downers Grove
 Suites.....................       9.0    1.8       2.9      6.7    1.3     2.2
Chicago/Downtown Courtyard..      16.3    3.1       4.9     12.2    2.2     3.9
Chicago O'Hare..............      40.0    5.5      11.5     28.8    3.9     8.2
South Bend..................       9.9    1.1       2.1      7.0    0.8     1.5
New Orleans ................      66.4   17.5      21.8     47.6   12.3    15.8
Bethesda....................      23.2    3.2       5.6     17.3    2.2     4.1
Gaithersburg/Washingtonian
 Center.....................      13.2    2.4       3.8      9.7    1.7     2.8
Boston/Newton...............      27.4    4.8       7.8     19.1    3.4     5.5
Detroit Romulus.............       8.8    1.1       1.8      6.6    0.8     1.4
The Ritz-Carlton, Dearborn..      25.7    3.6       5.5     17.7    2.5     4.0
Minneapolis/Bloomington.....      20.2    3.3       6.5     13.8    2.3     4.7
Minneapolis City Center.....      27.5    3.7       7.5     20.4    2.4     5.2
Kansas City Airport.........      14.3    1.7       3.7      9.9    1.2     2.5
Nashua......................       7.5    0.8       1.3      5.3    0.5     0.9
Hanover.....................      22.5    4.7       6.6     15.1    3.3     4.3
Newark Airport..............      39.4    6.5      11.8     29.2    4.6     8.6
Park Ridge..................      16.0    2.5       4.0     11.9    1.7     4.2
Saddle Brook................      10.7    1.3       2.1      7.8    0.9     1.7
New York Marriott Financial
 Center.....................      39.6    7.7      13.2     29.1    5.4    10.1
New York Marriott Marquis...     210.3   40.0      60.8    155.4   29.7    47.6
Marriott World Trade
 Center.....................      65.4   12.2      19.4     49.1    8.6    14.9
Charlotte Executive Park....      14.0    2.3       3.7      9.8    1.6     2.6
Raleigh Crabtree Valley.....      14.9    2.4       3.9     10.9    1.7     2.8
Oklahoma City...............      15.6    2.0       3.8     10.4    1.4     2.4
Oklahoma City Waterford.....       9.1    1.5       2.7      6.1    1.0     1.7
Portland....................      26.4    4.1       7.5     17.6    2.9     4.8
Philadelphia (Convention
 Center)....................      80.7   14.2      25.0     58.2   10.0    17.8
Philadelphia Airport........      25.0    4.1       7.6     18.6    2.9     5.6
Pittsburgh City Center......      16.4    1.9       3.0     11.1    1.3     2.2
Memphis.....................      10.6    1.5       3.2      5.7    1.0     1.8
Dallas/Fort Worth...........      28.9    5.9       9.3     21.9    4.1     7.0
Dallas Quorum...............      25.7    4.2       8.2     18.3    3.0     5.8
El Paso.....................      11.6    0.9       2.3      7.8    0.6     1.4
Houston Airport ............      21.6    2.8       6.0     16.9    2.0     4.6
JW Marriott Houston.........      27.2    5.0       8.0     20.1    3.5     5.9
Plaza San Antonio...........      13.8    2.9       4.6      9.7    2.0     3.3
San Antonio Rivercenter.....      68.9   17.5      24.5     49.3   12.3    17.8
San Antonio Riverwalk.......      29.3    6.1      10.3     21.7    4.3     7.6
Salt Lake City..............      28.5    5.6       9.5     21.1    3.9     7.2
Dulles Airport..............      14.6    1.8       4.0     10.9    1.2     3.0
Key Bridge..................      29.4    5.6      10.2     21.2    3.9     7.4
Norfolk Waterside...........      18.1    3.3       5.4     12.8    2.4     3.8
Pentagon City Residence
 Inn........................      11.7    3.5       5.5      8.7    2.5     4.2
The Ritz-Carlton, Tysons
 Corner.....................      34.4    5.9       9.8     24.9    4.1     7.3
Washington Dulles Suites....      10.3    2.5       4.0      7.8    1.8     3.0
Westfields..................      28.0    4.7       7.4     20.3    3.3     5.4
Williamsburg................      12.6    1.8       2.8      9.3    1.3     2.1
Washington Metro Center.....      25.2    4.5       7.3     19.2    3.2     5.3
Calgary.....................      13.4    1.7       1.7      9.8    1.2     2.3
Toronto Airport.............      17.1    2.9       5.6     13.0    2.0     4.2
Toronto Eaton Centre........      21.1    6.1       7.1     16.0    4.3     5.6
Toronto Delta Meadowvale....      16.1    2.6       4.9     10.6    1.9     3.1
Fairview Park...............      22.5    3.9       7.3     16.3    2.8     5.2

                                                         FIRST THREE QUARTERS
                                  FISCAL YEAR 1997               1998
                              ------------------------- -----------------------
                               GROSS   MINIMUM  TOTAL    GROSS   MINIMUM TOTAL
PROPERTY                       SALES    RENT     RENT    SALES    RENT    RENT
--------                      -------- ------- -------- -------- ------- ------
                                                (IN MILLIONS)
Dayton......................  $   18.2 $  3.2  $    6.0 $   13.4 $  2.3  $  4.3
Research Triangle Park......       9.1    1.4       2.9      6.8    1.0     2.3
Detroit Marriott
 Southfield.................       8.8    1.2       2.1      6.9    0.9     1.7
Detroit Marriott Livonia....      10.0    1.4       2.6      7.4    1.0     1.9
Fullerton...................       6.8    1.2       1.8      5.0    0.8     1.3
Marriott O'Hare Suites......      14.4    2.7       4.9     10.8    1.9     4.0
Albuquerque.................      16.4    3.6       3.6     11.1    2.5     2.6
Greensboro-High Point.......      13.6    3.3       3.3     10.2    2.3     2.4
Houston Medical Center......      16.5    4.0       4.0     12.2    2.8     2.9
Miami Biscayne Bay..........      26.8    6.5       6.6     20.5    4.5     5.1
Marriott Mountain Shadows
 Resort.....................      24.1    4.4       4.5     16.9    3.1     3.1
Seattle SeaTac Airport......      23.1    6.7       6.7     17.5    4.7     5.1
Four Seasons, Atlanta.......      15.6    5.8       5.9     14.2    4.1     4.5
Four Seasons, Philadelphia..      41.1    7.9      12.4     30.6    5.6    10.1
Grand Hyatt, Atlanta........      25.3   10.0      10.0     22.6    7.0     8.2
Hyatt Regency, Burlingame...      47.9    8.8      17.6     39.5    6.2    15.1
Hyatt Regency, Cambridge....      32.4    6.7      11.9     26.8    4.7    10.4
Hyatt Regency, Reston.......      30.5    6.5      11.3     24.2    4.5     9.2
Swissotel, Atlanta..........      22.2    5.0       6.3     17.2    3.5     5.8
Swissotel, Boston...........      26.8    6.4       8.5     20.5    4.5     6.9
Swissotel, Chicago..........      38.1   10.9      15.1     28.9    7.7    12.0
The Drake (Swissotel), New
 York.......................      38.8   11.6      13.6     34.2    8.2    13.4
The Ritz-Carlton, Amelia
 Island.....................      45.7   10.3      13.4     37.4    7.2    11.1
The Ritz-Carlton, Boston....      40.1    6.9      10.5     31.4    4.8     8.8
                              -------- ------  -------- -------- ------  ------
Total Full-service
 Properties.................   3,465.1  683.6   1,053.8  2,574.3  481.8   805.3
Total Courtyard Properties(3)    212.0   50.6      57.3    159.2   35.0    42.2
Total Residence Inns(3).....      69.9   17.2      19.6     50.6   12.0    13.9
                              -------- ------  -------- -------- ------  ------
  Total.....................  $3,747.0 $751.4  $1,130.7 $2,784.1 $528.8  $861.4
                              ======== ======  ======== ======== ======  ======

  H. Represents the adjustment to reflect the Company's anticipated adoption of EITF 97-2 in the fourth quarter of 1998 by recording property-level sales and operating expenses. The adjustment has no impact on operating profit or net income.

--------
  (1) On a pro forma basis as of September 11, 1998, the Company had 75 million shares of common stock, $.01 par value authorized with 21.8 million shares issued and outstanding. In addition, on a pro forma basis, 10 million shares of preferred stock, $.01 par value are authorized with none issued or outstanding.

  (2) Reflects the pro forma earnings per share based on 21.8 million weighted average shares outstanding subsequent to the Distribution. Pro forma weighted average shares are based on Host's weighted average shares outstanding, adjusted for a one-for-ten share distribution, and the issuance of 1.4 million shares to the Blackstone Entities.

  (3) The Courtyard and Residence Inn properties will be subleased by subsidiaries of the Company from subsidiaries of Host Marriott under sublease agreements. The owners of these properties have not yet consented to the subleases but have agreed to waive any defaults under the related leases until February 17, 1999 to provide Host Marriott with additional time to obtain such consents (which could require modifications in the terms of the subleases or structural or other changes related thereto.) The Company expects that such consents will be obtained during this period and has agreed to cooperate in connection therewith, but if such consents are not obtained, the subleases could be terminated without any payment to the Company. This change would have the effect of reducing the Company's revenues by $210 million and $282 million for the First Three Quarters 1998 and fiscal year 1997, respectively, and reducing the Company's net income by approximately $4 million for each period. The Company does not believe that any changes that might be required to the subleases would result in material changes to the lease terms.

                                 EXHIBIT INDEX

Exhibit No.                       Exhibit Description               Page No.
------------                      -------------------               --------

99.1       Distribution Agreement dated as of December 28, 1998        15
           by and among Host Marriott Corporation, Host Marriott,
           L.P., Crestline Capital Corporation, Fernwood Hotel
           Assets, Inc. and Rockledge Hotel Properties, Inc.


99.2       Noncompetition Agreement dated as of December 28, 1998      52
           by and among Host Marriott Corporation, Host Marriott,
           L.P., Crestline Capital Corporation, Fernwood Hotel
           Assets, Inc. and Rockledge Hotel Properties, Inc.